Executive Compensation	12 Months Ended
Dec. 31, 2024
Executive Compensation [Abstract]
EXECUTIVE COMPENSATION

NOTE 11 — EXECUTIVE COMPENSATION

On September 1, 2022, the Company entered into an employment agreement with the CEO. Within this employment agreement, there is a Medium/Long Term Incentive Plan (“M/LTIP” or the “Plan”) outlined, which includes cash bonus amounts to be paid based on the completion of certain milestones within the established thresholds. Such payments could result in total payments ranging from €375,000 to €1,125,000. Threshold dates for such payments range from May 31, 2024, through December 31, 2026.

The Company tracks each of the milestones for the executive compensation package based on the current and future business plans. Based on the metrics and performance indicators outlined in the executive compensation package, management has identified that the likelihood of achieving each of these metrics is not probable based on the financial performance as of December 31, 2024.